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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 23, 2007
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                Date of Report (Date of earliest event reported)

                            THE GYMBOREE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                   000-21250                942615258
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  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)               File No.)           Identification No.)

       500 Howard Street, San Francisco, CA                      94105
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     (Address of principal executive offices)                  (Zip Code)

                                 (415) 278-7000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01     OTHER EVENTS.

         On January 29, 2007, The Gymboree Corporation (the "Company") issued a press release announcing the authorization of a share repurchase program. A copy of the press release is filed as Exhibit 99.1 to this current report on Form 8-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

        (d)   EXHIBITS.

              Exhibit No.   Description
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                 99.1       Press release of The Gymboree Corporation issued
                            January 29, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE GYMBOREE CORPORATION


Dated: January 29, 2007                      By:     /s/ BLAIR W. LAMBERT
                                                     ---------------------------
                                             Name:   Blair W. Lambert
                                             Title:  Chief Operating Officer and
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press release of The Gymboree Corporation issued January 29, 2007.